PRINTING INSTRUCTIONS CHECK TOC BEFORE PRINTING Color/grayscale: Color (regardless of printing in b/w) Scale to fit paper: OFF Print hidden slides: OFF POWERPOINT OPTIONS > ADVANCED > PRINT Print in background: OFF Third Quarter Fiscal 2016 Earnings Presentation August 2016

1 Cautionary statements This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or class action litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the final prospectus filed pursuant to Rule 424(b)(4) of the Securities Act of 1933, as amended, filed with the U.S. Securities and Exchange Commission on June 10, 2016 (File No. 333-209940), could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. We present Adjusted net sales, Adjusted EBITDA. Adjusted EBITDA margin, Adjusted net income, Adjusted earnings per share, and Leverage ratio (net debt over Adjusted EBITDA on a trailing twelve month basis) to help us describe our operating and financial performance. Adjusted net sales, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income, Adjusted earnings per share, and Leverage ratio are non-GAAP financial measures commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, net sales and other income data measures (as determined in accordance with generally accepted accounting principles in the United States, or GAAP), or as better indicators of operating performance. Adjusted net sales, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income , Adjusted earnings per share and Leverage ratio, as defined by us may not be comparable to similar non-GAAP measures presented by other issuers. Our presentation of such measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of Adjusted net sales to net sales, Adjusted EBITDA to net income, Adjusted net income to net income, Adjusted earnings per share to earnings per share, and net debt over Adjusted EBITDA on a trailing twelve month basis. We have a 52- or 53-week fiscal year that ends on the last Friday in September. Fiscal 2015, 2014 and 2013 were 52-week fiscal years which ended on September 25, 2015, September 26, 2014 and September 27, 2013, respectively. Our next fiscal year will end on September 30, 2016, and will be a 53-week year. Our fiscal quarters end on the last Friday in December, March and June. .

Company introduction & strategic overview

Leading Electrical Raceway and Mechanical Products & Solutions provider

- **#1 or #2** market positions in most of our products[1]
- **Offer must-stock products** to distribution and OEM customers via single integrated platform
- **Established reputation** as an **industry leader** in quality, availability, delivery, value and innovation
- Organized into two **complementary segments:** Electrical Raceway and Mechanical Products & Solutions ("MP&S")
- **U.S.-centric player** with **large addressable market** and close adjacent opportunities

FY 2015 net sales

By reportable segment[2] | **By end market**



Mechanical Products & Solutions 35%
Electrical Raceway 65%
OEM 18%
Int'l 7%
Other 5%
U.S. Construction 70%

Addressable market opportunity[3]

Electrical Raceway | **Mechanical Products & Solutions**



$78 Billion
U.S. electrical products market
$13 Billion
Electrical raceway market
$1B[4]
$3.8 Billion
U.S. mechanical products & solutions market
$500M[4]

[1] Based on U.S. Adjusted net sales. Excludes impact of the exit of our Fence and Sprinkler product lines.
[2] Split based on FY 2015 Adjusted net sales.
[3] Management estimates based on market data and industry knowledge.
[4] Atkore management estimates based on U.S. Adjusted net sales relative to the estimated U.S. addressable market size.

3

atkore INTERNATIONAL

4 $67 $86 $107 9.0% 8.9% 10.6% 0.06 0.08 0.1 0.12 0.14 0.16 0.18 FY 2013 FY 2014 FY 2015 Adjusted EBITDA Adjusted EBITDA Margin PVC Electrical Conduit & Fittings 27% Armored Cable & Fittings 33% Other 8% Metal Electrical Conduit & Fittings 32% Atkore’s Electrical Raceway segment FY2015 net sales by product category Adjusted EBITDA evolution ($mm) Products that deploy, isolate and protect a structure’s electrical circuitry from the original power source to the final outlet ■ Must-stock products for over 12,000 U.S. electrical distributor branches ■ Range of solutions offers customers convenient and efficient purchasing ■ Unique ability to co-load and bundle Electrical Raceway products provides substantial competitive advantage ■ Industry leading quality, availability, delivery and innovation Core products and market positions Principal brands: Armored Cable PVC Conduit Steel Conduit #1 #1 #1 Flexible and Liquidtight Conduit Cable Tray, Cable Ladder & Fittings #3 #3 1 1 Other represents total Electrical Raceway net sales for FY2015 ($1,005mm) less Armored Cables & Fittings ($332mm), Metal Electrical Conduit & Fittings ($320mm) and PVC Electrical Conduit & Fittings ($270mm). FY2015 Net Sales: $1,005.6 mm

5 Metal Framing and Fittings 32% Mechanical Pipe 53% Other 15% ■ Comprehensive offering of metal framing and in-line galvanized mechanical tube ■ Offer critical combination of metal framing, value-added fittings and construction services to industrial and electrical distributors ■ ~60% of framing used to mount Electrical Raceway products ■ One of only two companies in the U.S. that manufacture and market in-line galvanized mechanical tube on a national basis ■ 90% of in-line galvanized tubular products are sold directly or indirectly to OEMs Atkore’s Mechanical Products & Solutions segment FY2015 Adjusted net sales by product category Products and services that frame, support and secure component parts in a broad range of structures, equipment and systems in electrical, industrial and construction applications Core products and market positions Principal brands: Metal Framing & Related Fittings In-Line Galvanized Mechanical Tube #1 #2 Historical financial performance $63 $60 $80 11.8% 11.0% 14.6% 0.08 0.1 0.12 0.14 0.16 0.18 0.2 FY 2013 FY 2014 FY 2015 Adjusted EBITDA ($mm) Adjusted EBITDA Margin 1 1 Other represents total MP&S Adjusted net sales for FY2015 ($546mm) less Mechanical Pipe ($287mm) and Metal Framing and Fittings ($175mm). FY2015 Net sales $724.8 mm FY2015 Adjusted net sales $546.2 mm

6 Atkore’s significant transformation and current strategy ■ Limited strategic vision ■ Little customer coordination ■ Underperforming leadership ■ No growth or M&A strategy 2011 2011 - 2015 Atkore strategy ■ Leading market positions/brands ■ Upgraded over 90% of leadership ■ Developed clear strategy ■ Implemented Atkore Business System (“ABS”) ■ Transformed portfolio (6 acquisitions, 4 divestitures and 4 closures) ■ Invested in new product development ■ Improved quality, delivery & service ■ Reduced fixed overhead ■ Drive growth − Market position expansion − New product innovation − M&A growth execution ■ Expand margin − Strategic and tactical pricing − Mix driven by innovation and pricing − Raw material and material usage savings − Manufacturing productivity savings − Volume leverage ■ Deliver cash flow − Strong cash flow from earnings − Disciplined CapEx deployment − Efficient Working Capital Management

7 Built on a Foundation to Perform Strategic Deployment Process (“SDP”) – Core management process with long term focus and short term objectives to identify top strategic initiatives and targets in order to create the business we aspire to become Lean Daily Management (“LDM”) – Delivers customer value through support and leadership to those who are closest to the process to manage and sustain the business we have today “To be the customer’s first choice for electrical raceway and mechanical products & solutions, by providing unmatched quality, delivery, and value based on sustainable excellence in strategy, people and processes.” Strategy Process People ■ Talent assessment and acquisition ■ Talent engagement and development ■ Aligned incentives and compensation ■ Resource deployment and allocation analysis ■ Market Intelligence and analysis ■ Portfolio analysis ■ Business development ■ “Evergreen” strategy ■ Product management ■ Culture of innovation ■ Lean production system ■ Lean transactional process excellence ■ Commercial excellence ■ Supply chain excellence

Third quarter fiscal 2016 review

9 Atkore – Third quarter fiscal 2016 highlights ■ Net sales of $396 million down 8.5%, Adjusted net sales $396 million up 2.2%* ■ Volume increase of $20 million or 5.3% ■ Net income of $21 million, up 8.3%; Adjusted net income of $26 million up 34% ■ Gross margin up 1,000 basis points, Adjusted EBITDA margin up 490 basis points year over year* ■ Gross profit up 41.6% to $112 million ■ Operating income up 50.7% to $42 million ■ Basic and Diluted EPS up 10% to $0.33 ■ Adjusted EPS up 35.5% to $0.42 ■ On a sequential basis, Q3 2016 vs. Q2 2016: ■ Volume growth of 9.1% ■ Gross profit up 22.0% ■ Gross margin up 230 basis points * Compared to the third quarter of 2015 and adjusted to exclude the impact of the Fence and Sprinkler product lines 1. Net sales were $432mm and $396mm for the fiscal third quarter 2015 and 2016, respectively. Net sales were $1,291.4mm and $1,107.1mm for the nine months year-to-date 2015 and 2016, respectively. 2. Net income was $19.1mm and $20.6mm for the fiscal third quarter 2015 and 2016, respectively. Net income was $22.1mm and $43.2mm for the nine months year-to-date 2015 and 2016, respectively. - 200 400 600 800 1,000 1,200 1,400 Q3'15 Q3'16 YTD 15 YTD 16 Adjusted Net Sales 1 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% Q3'15 Q3'16 YTD 15 YTD 16 Adjusted EBITDA Margin 2

10 Electrical Raceway segment – Third quarter fiscal 2016 highlights Electrical Raceway ■Net sales of $260 million, up 3.2% ■Adjusted EBITDA of $52 million, up 68.6% ■Adjusted EBITDA margin of 20.2%, up 790 basis points ■ Customer service driving ability to support pricing benefit and margin expansion ■ Volume growth of 5.3% ■Sequential quarter increases in average selling prices Steel Conduit PVC Conduit Armored Cable Flexible and Liquidtight Conduit Cable Tray, Cable Ladder & Fittings - 100 200 300 400 500 600 700 800 Q3'15 Q3'16 YTD 15 YTD 16 Net Sales 0% 5% 10% 15% 20% 25% Q3'15 Q3'16 YTD 15 YTD 16 Adjusted EBITDA Margin

Mechanical Products & Solutions segment – Third quarter fiscal 2016 highlights



Metal Framing & Related Fittings



In-Line Galvanized Mechanical Tube

- **Net sales of $136 million, down 24.5%, while Adjusted net sales of $136 million, up 0.7%***
  - **Volume growth of 5.2% from international sales and construction services**
  - **Exited Fence and Sprinkler product lines in 1Q16**
- **Adjusted EBITDA of $23 million, up 3.2%**
  - **Decline in raw material costs outpaced lowered average selling prices**
  - **Process improvement gains from lower freight and warehouse costs**
- **Adjusted EBITDA margin of 16.9%, up 40 basis points***
- **Process improvement gains from lower freight & warehouse costs**

Adjusted Net Sales [1]


450
400
350
300
250
200
150
100
50
-
Q3'15
Q3'16
YTD 15
YTD 16

Adjusted EBITDA Margin


18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Q3'15
Q3'16
YTD 15
YTD 16

* Compared to the third quarter of fiscal 2015 and adjusted to exclude the impact of the Fence and Sprinkler product lines

1. Net sales were $180.9mm and $136.5mm for the fiscal quarter 2015 and 2016, respectively. Net sales were $541.2mm and $393.9mm for the nine months year-to-date 2015 and 2016, respectively.

11

atkore INTERNATIONAL

12 Key Balance Sheet and Cash Flow Metrics ($mm) 6/24/2016 Cash and cash equivalents $131.1 Long term debt $630.2 CapEx* $13.5 Net cash from operating activities* $85.0 LTM Adjusted EBITDA $227.6 LTM Adjusted EBITDA less Capital Expenditures $204.3 Leverage Ratio Total debt / LTM Adjusted EBITDA 2.8x Net debt / LTM Adjusted EBITDA 2.2x Interest Coverage 6.7x Metrics Net debt / Adjusted EBITDA • As of nine months ended June 24, 2016 1. Leverage ratio is defined as net debt (total debt less cash and cash equivalents) divided by the trailing twelve month Adjusted EBITDA. Total debt was $652.2mm, $651.7mm, $632.3mm and $631.5mm, as of September 25, 2015, December 25, 2015, March 25, 2016 and June 24, 2016, respectively. Cash and cash equivalents were $80.6mm, $127.2mm, $134.5mm and $131.1mm as of September 25, 2015, December 25, 2015, March 25, 2016 and June 24, 2016, respectively. 3.5x 2.8x 2.4x 2.2x LTM 9/25/2015 LTM 12/25/2015 LTM 3/25/2016 LTM 6/24/2016 Net Debt / Adjusted EBITDA 1

Outlook and Summary

14 2016 Financial Outlook ■ Adjusted EBITDA – $226 million to $236 million* ■ Volume growth between 4% - 8% in the fourth quarter ■ Segment Details ■ Electrical Raceway – Adjusted EBITDA $170 million to $180 million ■ MP&S – Adjusted EBITDA $76 million to $86 million ■ Capital expenditures – $22.0 million ■ Interest Expense – $41 million ■ Tax Rate – 36% * Reconciliation of the forward-looking full-year 2016 Adjusted EBITDA outlook is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation.

15 Atkore’s key attributes – Strong company with growth upside Leading market positions and strong brands Superior customer value proposition with a compelling portfolio Significant scale providing barriers to entry Attractive growth strategy Strong platform for growth across attractive end-markets Incremental product innovation and M&A growth drivers Strong profitability and cash flow profile with future runway Team built to outperform

Appendix

17 Adjusted net sales reconciliation A B C D E F G H Consolidated Atkore International Group Inc. Mechanical Products & Solutions ATKORE INTERNATIONAL GROUP INC. - ADJUSTED NET SALES RECONCILIATION Three Months Ended ($ in thousands) June 24, 2016 June 26, 2015 Change % Change Net sales $ 395,724 $ 432,367 $ (36,643) (8.5)% Impact of Fence and Sprinkler exit — (45,298) 45,298 * Adjusted net sales $ 395,724 $ 387,069 $ 8,655 2.2% * Not meaningful MECHANICAL PRODUCTS & SOLUTIONS - ADJUSTED NET SALES RECONCILIATION Three Months Ended ($ in thousands) June 24, 2016 June 26, 2015 Change % Change Net sales $ 136,482 $ 180,863 $ (44,381) (24.5)% Impact of Fence and Sprinkler exit (45,298) 45,298 * Adjusted net sales $ 136,482 $ 135,565 $ 917 0.7% * Not meaningful

18 Adjusted earnings per share reconciliation A B C D E F G H Consolidated Atkore International Group Inc. ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER SHARE RECONCILIATION Three Months Ended Nine months ended (in thousands, except per share data) June 24, 2016 June 26, 2015 June 24, 2016 June 26, 2015 Net income $ 20,645 $ 19,058 $ 43,224 $ 22,096 Weighted average shares outstanding (Basic and Diluted) 62,492 62,513 62,491 62,528 Basic and Diluted net income per share - as reported $ 0.33 $ 0.30 $ 0.69 $ 0.35 Net income $ 20,645 $ 19,058 $ 43,224 $ 22,096 Stock-based compensation 4,854 661 16,897 2,462 Consulting fee 13,675 875 15,425 2,625 Other (a) (10,055) 2,560 (5,842) 4,330 Impact of Fence and Sprinkler exit — (3,401) 811 (5,121) Pre-tax adjustments to net income 8,474 695 27,291 4,296 Tax effect @ 35% (2,966) (243) (9,552) (1,504) Adjusted net income $ 26,153 $ 19,510 $ 60,963 $ 24,888 Basic and Diluted net income per share - as adjusted $ 0.42 $ 0.31 $ 0.98 $ 0.40 a) Represents other items, such as lower-of-cost-or-market adjustments

19 Net Income to Adjusted EBITDA reconciliation A B C D E F G H Presented below is a reconciliation of net income to Adjusted EBITDA Three Months Ended Nine months ended (in thousands) June 24, 2016 June 26, 2015 June 24, 2016 June 26, 2015 Net income $ 20,645 $ 19,058 $ 43,224 $ 22,096 Depreciation and amortization 13,322 14,349 40,064 43,373 Gain on extinguishment of debt — — (1,661) — Interest expense, net 10,169 11,212 30,617 33,624 Income tax expense (benefit) 10,749 (2,683) 24,093 (227) Restructuring & impairments 326 475 2,395 642 Net periodic pension benefit cost 110 144 330 434 Stock-based compensation 4,854 661 16,897 2,462 ABF product liability impact 212 561 637 1,683 Consulting fee 13,675 875 15,425 2,625 Legal settlements 1,300 — 1,300 — Transaction costs (a) 1,917 2,876 5,348 4,030 Other (b) (10,055) 2,560 (5,842) 4,330 Impact of Fence and Sprinkler exit — (3,401) 811 (5,121) Adjusted EBITDA $ 67,224 $ 46,687 $ 173,638 $ 109,951 (a) Represents costs associated with our initial public offering, acquisition and divestiture-related activities. ( (b) Represents other items, such as lower-of-cost-or-market adjustments.

20 Net debt / LTM Adjusted EBITDA reconciliation A B C D E F G H ATKORE INTERNATIONAL GROUP INC. NET DEBT/LTM ADJUSTED EBITDA RECONCILIATIONS (Unaudited) ($ in thousands) June 24, 2016 March 25, 2016 December 25, 2015 September 25, 2015 Short-term debt and current maturities of long- term debt $ 1,267 $ 1,881 $ 2,531 $ 2,864 Long-term debt 630,204 630,369 649,203 649,344 Total Debt 631,471 632,250 651,734 652,208 Less cash and cash equivalents 131,109 134,477 127,210 80,598 Net Debt $ 500,362 $ 497,773 $ 524,524 $ 571,610 LTM Adjusted EBITDA $ 227,637 $ 207,100 $ 184,852 $ 163,949 Net debt/LTM Adjusted EBITDA 2.2 2.4 2.8 3.5